                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                            IHOP CORP.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                   IHOP CORP.
                           450 NORTH BRAND BOULEVARD
                           GLENDALE, CALIFORNIA 91203

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 15, 2001

                            ------------------------

To the Shareholders of IHOP Corp.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of IHOP Corp., a Delaware corporation (the "Company"), will be held at the Hilton Hotel in Glendale, 100 West Glenoaks Boulevard, Glendale, California, on Tuesday, May 15, 2001, at 10:00 a.m., local time, for the following purposes:

        (1) To elect three Class I directors, each to serve for a term of three years and until his or her successor is duly elected and qualified.

        (2) To approve and ratify the adoption of the IHOP Corp. 2001 Stock Incentive Plan (the "2001 Plan").

        (3) To approve and ratify the appointment of PricewaterhouseCoopers LLP, as the Company's independent public accountants for the year ending
    December 31, 2001.

        (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 23, 2001, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and any adjournment thereof. A list of such shareholders will be available for examination at the principal executive offices of the Company located at 450 North Brand Boulevard, Glendale, California 91203, at least ten days prior to the Meeting.

    TO ASSURE THAT YOUR INTERESTS WILL BE REPRESENTED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                           By Order of the Board of Directors,

                                                    Mark D. Weisberger

                                                        Secretary

April 10, 2001

Glendale, California

                                   IHOP CORP.
                           450 NORTH BRAND BOULEVARD
                           GLENDALE, CALIFORNIA 91203

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, MAY 15, 2001

                            ------------------------

                            SOLICITATION OF PROXIES

    IHOP Corp. ("IHOP" or the "Company") is furnishing this Proxy Statement ("Proxy") to the shareholders of the Company to solicit their proxies for use at the Annual Meeting of Shareholders (the "Meeting") to take place on Tuesday, May 15, 2001, at 10:00 a.m. at the Hilton Hotel in Glendale, 100 West Glenoaks Boulevard, Glendale, California, and at any adjournment thereof. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company personally or by telephone. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses, in connection with such solicitation. IHOP will bear all of the costs of preparing, printing, assembling and mailing this Proxy Statement and the proxy card and all of the costs of the solicitation of the proxies. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.

    Only shareholders of record at the close of business on March 23, 2001 (the "Record Date"), will be entitled to receive notice of, and to vote at, the Meeting. As of the Record Date, there were outstanding 20,316,433 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company. Each such shareholder is entitled to one vote for each share of Common Stock so held and may vote such shares either in person or by proxy. Presence in person or by proxy of holders of 10,158,217 shares of Common Stock will constitute a quorum at the Meeting. Assuming a quorum is present, directors shall be elected by a plurality of the votes cast in the election of directors. Other matters submitted for shareholder approval shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote at the Meeting. Abstentions and broker non-votes will be counted and will have the same effect as "no" votes.

    The enclosed Proxy, if executed and returned, will be voted as directed on the Proxy or, in the absence of such direction, for the election of the nominees as directors, for the approval of the IHOP Corp. 2001 Stock Incentive Plan, and for the approval and ratification of the appointment of PricewaterhouseCoopers, LLP, as the Company's independent public accountants. If any other matters shall properly come before the Meeting, the persons authorized to vote the Proxies solicited hereunder will vote on these matters at their discretion. The Proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company, at or before the Meeting, a written revocation bearing a date later than the date of the Proxy; by duly executing a Proxy with a later date relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or by attending and voting at the Meeting.

    The approximate date on which this Proxy Statement and form of Proxy are first being sent to shareholders is April 10, 2001.

                             ELECTION OF DIRECTORS

    The Board of Directors of the Company is divided into three classes of three directors each. Class I directors currently serve until the Meeting, Class II directors until the Annual Meeting of Shareholders in 2002 and Class III directors until the Annual Meeting of Shareholders in 2003 (in each case, until their respective successors are duly elected and qualified). At the Meeting, three Class I directors will be elected for three-year terms. Shares of Common Stock represented by the enclosed Proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted for the nominees listed below.

    The Board of Directors has designated the three nominees listed below for election as Class I directors of the Company for terms expiring in 2004. The enclosed Proxy will be voted as specified thereon or, if no instructions are given, for the Board's nominees; however, the persons designated to vote Proxies reserve full discretion to vote the Common Stock represented by the Proxies for the election of the remaining nominees and any substitute nominee or nominees designated by the Board of Directors in the event the nominee who would otherwise receive the votes is unavailable or unable to serve as a candidate for election as a director. The Board of Directors has no reason to believe that any of the nominees will be unavailable or unable to serve if elected.

                        INFORMATION CONCERNING NOMINEES
                     AND MEMBERS OF THE BOARD OF DIRECTORS

    The following sets forth the nominees for election to the Board of Directors, the directors of the Company whose terms in office will continue after the Meeting, and certain information with respect to each nominee and continuing director. Unless otherwise indicated, each person has held his or her principal occupation for more than five years. For information regarding the ownership of shares of Common Stock by IHOP's directors and executive officers and each nominee for election as a director of the Company, see "Security Ownership of Certain Beneficial Owners and Management."

NOMINEES--TERMS TO EXPIRE 2004 (CLASS I)

    Frank Edelstein, age 75; Director since 1987; Independent Consultant. Director of Ceradyne, Inc. since 1987 and Arkansas Best Corp. since 1988.

    Neven C. Hulsey, age 66; Director since 1987; Retired. Chairman of Earle M. Jorgensen Company, February 1997 to February 1998. President and Chief Executive Officer of Earle M. Jorgensen Company from March 1990 to February 1997.

    Caroline W. Nahas, age 52; Director since 1992; Managing Director, Southern California, of Korn/ Ferry International, Los Angeles, California since
May 1998. Member of the Executive Committee of Korn/Ferry International from December 1995 until August 1998. Director of Whittier Holdings, Inc. since 2000.

CONTINUING DIRECTORS--TERMS TO EXPIRE 2002 (CLASS II)

    Michael S. Gordon, age 65; Director since 1987; Co-Chairman of StoneCreek Capital, Inc. (formerly The Gordon+Morris Group, Inc.) since April 1992.

    Larry Alan Kay, age 54; Director since 1987; Consultant and Private Investor. Publisher, Fi: The Magazine of Music & Sound, and President and Chief Executive Officer of Fi, L.L.C. from October 1995 until May, 1998.

    Dennis M. Leifheit, age 50; Executive Vice President, Operations, Chief Operating Officer and Director since December 1995. Division Vice President of Pizza Hut, Inc., from October 1993 to December 1995.

CONTINUING DIRECTORS--TERMS TO EXPIRE 2002 (CLASS III)

    H. Frederick Christie, age 67; Director since 1992; Independent Consultant. Director of Ducommun, Incorporated since 1985, AECOM Technology Corporation since 1990, Ultramar Diamond Shamrock

Corp. since 1992 and Southwest Water Co. since 1995. Director or trustee of 19 mutual funds(1) under the Capital Research and Management Company since 1972.

    Richard K. Herzer, age 69; Chairman of the Board of Directors, President and Chief Executive Officer; Director since 1979; Chairman of the Board and Chief Executive Officer of the Company since 1983. President since 1979.

    Patrick W. Rose, age 58; Director since 1992; Private Investor. Chairman of the Board, President and Chief Executive Officer of Van Camp Seafoods, Inc., from March 1995 to August 1997. In April 1997, Van Camp Seafoods, Inc. filed a voluntary petition under Chapter 11 of the Bankruptcy code to facilitate the sale of its assets to Tri-Union Seafoods, LLC, which transaction was completed in August 1997.

    The Company's Board of Directors held four regular meetings and no special or telephonic meetings during the last full fiscal year. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees thereof on which he or she served.

    The Board of Directors has two committees, an Audit Committee and a Compensation Committee. The present members of the Audit Committee are H. Frederick Christie, Michael S. Gordon (Chairman) and Larry Alan Kay. The primary functions of the Audit Committee are to review the services performed and to be performed by the Company's independent public accountants and the cost of such services, to make recommendations regarding the engagement of such independent public accountants after consultation with management, to review the quarterly and year-end financial statements of the Company. During fiscal 2000, the Audit Committee communicated as it deemed necessary with the Company's accounting personnel and independent public accountants, and held two regular meetings and three telephonic meetings.

    The members of the Compensation Committee are Frank Edelstein (Chairman), Neven C. Hulsey, Caroline W. Nahas and Patrick W. Rose. Responsibilities of the Compensation Committee include approval of remuneration arrangements for executive officers of the Company, review of compensation plans relating to executive officers and directors, including grants of stock options and other benefits under the Company's compensation plans, and general review of the Company's employee compensation policies. The Compensation Committee also acts as Administrator of the IHOP Corp. 1991 Stock Incentive Plan. During fiscal 2000, the Compensation Committee communicated as it deemed necessary with management of the Company, and held one regular meeting.

COMPENSATION OF DIRECTORS

    Non-employee directors are compensated for their services at the rate of $20,000 per year, plus $1,000 per meeting of the Board of Directors or committee thereof attended (with no additional payment when more than one meeting is attended on the same day) and reimbursement of actual expenses incurred. In addition, non-employee directors participate in the Stock Option Plan for Non-Employee Directors, as amended in 1999 (the "Non-Employee Directors Plan"). Under the Non-Employee Directors Plan, non-employee directors receive annual options to purchase 5,000 shares of the Company's common stock at an option exercise price equal to the closing price of the Company's common stock on the New York Stock Exchange on the day after the Company's Annual Meeting of Shareholders. Employee directors receive no additional compensation for serving as directors.

------------------------

(1) American Mutual Fund, AMCAP Fund, U.S. Government Securities Fund, American High-Income Trust, American High-Income Municipal Bond Fund, American Variable Insurance Series, The Bond Fund of America, Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Cash Management Trust of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, SMALL CAP World Fund, The Tax-Exempt Bond Fund of America, The Tax-Exempt Fund of California, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of February 28, 2001, unless otherwise indicated, as to all persons who, to the knowledge of the Company, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, as to all directors and nominees for the Board of Directors, as to certain executive officers and as to all directors and executive officers of the Company as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their names, unless otherwise indicated. The information with respect to each person is as supplied or confirmed by such person. The Company has no class of equity securities outstanding other than the Common Stock.

                                                               SHARES     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          OWNED(1)    OF CLASS
------------------------------------                          ---------   --------
Richard K. Herzer(2)(3) ....................................  1,561,452      7.5%
  Chairman of the Board, President
  and Chief Executive Officer
  450 North Brand Boulevard
  Glendale, CA 91203

H. Frederick Christie(2) ...................................     36,000        *
  Director

Frank Edelstein(2) .........................................     32,000        *
  Director

Michael S. Gordon(2) .......................................     50,000        *
  Director

Neven C. Hulsey(2) .........................................     30,000        *
  Director

Larry Alan Kay(2) ..........................................     65,288        *
  Director

Dennis M. Leifheit(2)(3) ...................................    171,344        *
  Director, Executive Vice President,
  Operations, and Chief Operating Officer

Caroline W. Nahas(2) .......................................     31,000        *
  Director

Patrick W. Rose(2) .........................................     30,000        *
  Director

Anna G. Ulvan(2)(3) ........................................    106,436        *
  Vice President, Franchise

Richard C. Celio(2)(3) .....................................     61,814        *
  Vice President, Development

Mark D. Weisberger .........................................     39,641        *
  Vice President, Legal, Secretary & General Counsel

All directors and executive officers as a group (16           2,370,807     11.2%
  persons)(2)(3)............................................

FMR Corp., Edward C. Johnson 3d and Abigail P.                2,030,390     10.1%
  Johnson(4) ...............................................
  82 Devonshire Street
  Boston, Massachusetts 02109

                                                               SHARES     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          OWNED(1)    OF CLASS
------------------------------------                          ---------   --------
Southeastern Asset Management, Inc., Longleaf Partners .....  3,630,900     18.1%
  Realty Fund, Longleaf Partners Small-Cap Fund,
  and O. Mason Hawkins(5)
  Southeastern Asset Management, Inc.
  6075 Poplar Avenue, Suite 900
  Memphis, TN 38119

------------------------

*   Represents less than 1% of the outstanding Common Stock.

(1) Subject to applicable community property laws and similar statutes.

(2) Share amounts for each of the directors, named executive officers and for all directors and executive officers as a group include shares subject to options that are exercisable within 60 days of the date of this statement, as follows:

NAME                                                          NO. SHARES
----                                                          ----------
Richard K. Herzer...........................................    536,666
H. Frederick Christie.......................................     30,000
Frank Edelstein.............................................     30,000
Michael S. Gordon...........................................     30,000
Neven C. Hulsey.............................................     20,000
Larry Alan Kay..............................................     30,000
Dennis M. Leifheit..........................................    158,333
Caroline W. Nahas...........................................     30,000
Patrick W. Rose.............................................     30,000
Anna G. Ulvan...............................................     79,166
Richard C. Celio............................................     49,832
Mark D. Weisberger..........................................     34,166
All Directors and Executive Officers as a Group (16
  persons)..................................................  1,204,827

(3) Each of the named executive officers participate in the International House of Pancakes Employee Stock Ownership Plan (the "ESOP"). Mr. Herzer and
    Mr. Weisberger possess shared investment power over these shares by virtue of their membership on the Administrative Committee of the ESOP. The share amounts for the named executive officers and all directors and executive officers as a group include shares held in the ESOP for the accounts of executive officers, as follows:

NAME                                                          NO. SHARES
----                                                          ----------
Richard K. Herzer...........................................    37,386
Dennis M. Leifheit..........................................     2,335
Anna G. Ulvan...............................................    22,525
Richard C. Celio............................................     1,660
Mark D. Weisberger..........................................     4,475
All directors and executive officers as a group (16
persons)....................................................    77,549

(4) In Amendment No. 4 to Schedule 13G, dated February 14, 2001, jointly filed by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management & Research Company and Fidelity Low Priced Stock Fund, such persons report that, as of December 31, 2000, they possessed sole power to vote or to direct the vote of 30,390 of these shares and sole power to dispose or to direct the disposition of all of these shares.

(5) In Amendment No. 6 to Schedule 13G, dated February 8, 2001, jointly filed by Southeastern Asset Management, Inc., Longleaf Partners Realty Fund, Longleaf Partners Small-Cap Fund and Mr. O. Mason Hawkins, such persons report that, as of December 31, 2000, Southeastern Asset Management, Inc. possessed sole power to vote or to direct the vote with respect to 502,800 of these shares, shared power to vote or to direct the vote with respect to 2,978,100 of these shares and no power to vote 150,000 of these shares, sole power to dispose or to direct the disposition of 652,800 of these shares and shared power to dispose or to direct the disposition of 2,978,100 of these shares; Longleaf Partners Realty Fund possessed shared power to vote or direct the vote and shared power to dispose or to direct the disposition of 1,434,000 of these shares; Longleaf Partners Small-Cap Fund possessed shared power to vote or to direct the vote and shared power to dispose or to direct the disposition of 1,544,100 of these shares; and Mr. Hawkins possessed neither sole nor shared power to vote or to direct the vote and neither sole nor shared power to dispose or to direct the disposition of any of these shares.

                       EXECUTIVE OFFICERS OF THE COMPANY

    The following table sets forth certain information with respect to each person who is an executive officer of the Company:

EXECUTIVE OFFICER                                   AGE          POSITION AND OFFICES WITH THE COMPANY
-----------------                                 --------   ----------------------------------------------
Richard K. Herzer...............................     69      Chairman of the Board of Directors, President
                                                             and Chief Executive Officer
Dennis M. Leifheit..............................     50      Director, Executive Vice President,
                                                             Operations, and Chief Operating Officer
Richard C. Celio................................     50      Vice President, Development
Robin L. Elledge................................     42      Vice President, Human Resources
Susan Henderson-Hernandez.......................     53      Vice President, Marketing
Anna G. Ulvan...................................     53      Vice President, Franchise
Alan S. Unger...................................     47      Vice President, Finance, Treasurer and Chief
                                                               Financial Officer
Mark D. Weisberger..............................     45      Vice President, Legal, Secretary and General
                                                               Counsel

    Executive officers of the Company are appointed by the Board of Directors and serve at the Board's discretion.

    Mr. Herzer was elected Chairman of the Board and Chief Executive Officer in May 1983. Mr. Herzer was appointed President of the Company in June 1979.

    Mr. Leifheit was named Executive Vice President, Operations and Chief Operating Officer and elected to the Board of Directors effective
December 1995. He served as Division Vice President of Pizza Hut, Inc., from October 1993 to December 1995 and Vice President Operations Development of Pizza Hut, Inc., from January 1990 to October 1993.

    Mr. Celio was elected Vice President, Development in March 1997. He served as Senior Vice President, Development of CKE Restaurants, Inc., from June 1994 to March 1997, and as Vice President and General Counsel of Carl Karcher Enterprises, Inc., from January 1989 to June 1994.

    Ms. Elledge became Vice President, Human Resources in March 2000. She had served as the Company's Director of Training from October, 1995 to March 30, 2000. Prior to joining the Company, she was Director, Practice Enhancement of Ormco from March 1985 to October, 1995.

    Ms. Henderson-Hernandez became Vice President, Marketing in November 1996. Prior thereto, she served as the Company's Director, Brand Strategy, from November 1993 to November 1996. She was Vice President, Marketing of Frank's Nursery and Crafts from January 1993 to September 1993 and Vice President, Marketing, of Perkins Restaurants from February 1991 until September 1992.

    Ms. Ulvan became Vice President, Franchise in February 1990. From May 1987 to February 1990, she was Vice President-Franchise Sales. Prior thereto, she had been Director of Franchise Development for International House of
Pancakes, Inc., since October 1980.

    Mr. Unger became Vice President, Finance, Treasurer and Chief Financial Officer in February 2000. From November, 1998 to July, 1999, Mr. Unger was Chief Financial Officer of Matthews Studio Group. Prior thereto, he was with Four Media Company, where he held several positions, Chief Financial Officer from May 1997 to November 1998 and Vice President of Mergers and Acquisitions from August 1993 to April 1997.

    Mr. Weisberger became Vice President, Legal, Secretary and General Counsel in January 1994. Prior thereto, he was employed by Sizzler International, Inc., as General Counsel and Secretary from April 1989 to January 1994, and Assistant General Counsel from April 1988 to April 1989, and as Corporate Counsel from April 1987 to April 1988.

EMPLOYMENT AGREEMENTS

    The named executive officers are parties to employment agreements with the Company. The agreements provide for base salaries, participation in a bonus program, car allowances or a company car, and certain other perquisites and benefit programs available to other employees. In addition, the Board of Directors may, at its discretion, increase any officer's base salary during the term of such officer's employment agreement. The employment agreements call for initial employment terms of one or two years and provide for automatic successive one-year extensions unless the Company or the officer gives notice to the contrary more than 90 days prior to the expiration of the then current term of the agreement. In the event of a change in control of the Company, the employment periods of Mr. Herzer and the other named executive officers will automatically be extended, for three years with respect to Mr. Herzer and for two years with respect to each of the other named executive officers, from the date of such change in control. For purposes of the employment agreements, a "change in control" will be deemed to have occurred if (i) any person acquires 25% or more of the combined voting power of the Company's then outstanding securities; (ii) in any two consecutive years individuals who at the beginning of the period constitute the board, plus any directors approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;
(iii) the stockholders approve certain merger or consolidation transactions; or
(iv) the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

    Each officer is entitled to receive compensation through the date of termination if such officer's employment is terminated (i) by the Company for "cause" or "disability" or (ii) by the officer for any reason, other than a "voluntary termination" or for "good reason" following a change in control of the Company. For purposes of the employment agreements, "cause" means willful failure to substantially perform one's duties, willful misconduct or the commission of acts of dishonesty, fraud, misrepresentation or moral turpitude as would prevent the effective performance of the employee's duties. "Disability" is defined to mean the employee's absence from the full-time performance of his or her duties for 90 consecutive days or 180 days within any 12 month period as a result of incapacity due to physical or mental illness. "Good reason" includes, generally, a material breach of the agreement, an adverse change in the officer's duties or responsibilities from those in effect prior to such change in control, a reduction of the officer's salary or benefits, or relocation of the officer outside of Southern California and a "voluntary termination" may occur upon an uncorrected material breach of the agreement by the Company or, in the case of Mr. Herzer, if such officer is removed from the Board of Directors without his consent.

    If an officer's employment is terminated (i) by the Company other than for cause or disability, (ii) by the officer in a voluntary termination or for good reason or (iii) by reason of the officer's death, then the officer (or, in the event of such officer's death, his or her designated payee) will be entitled to receive (i) a lump sum payment of the salary and bonus payments that would have been payable to such officer through (a) in the case of death or a voluntary termination, the term of the agreement and (b) in any other instance, a period of 12 months and (ii) continuing insurance benefits for the same period at no cost to the officer (or designated payee), subject to reduction under certain circumstances. Payments and benefits under each employment agreement would be reduced to the extent they are not deductible under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

    The following Summary Compensation Table sets forth information concerning compensation earned in the fiscal years ended December 31, 2000, 1999 and 1998, by the Company's Chief Executive Officer and its remaining four most highly compensated executive officers serving at the end of fiscal 2000 (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                        COMPENSATION AWARDS
                                                                                    ---------------------------
                                                                                                    SECURITIES
                                                   ANNUAL COMPENSATION               RESTRICTED     UNDERLYING
                                        -----------------------------------------      STOCK         OPTIONS/
NAME AND PRINCIPAL                                                OTHER ANNUAL         AWARDS          SARS           ALL OTHER
POSITION                       YEAR     SALARY($)   BONUS($)   COMPENSATION($)(1)   (NUMBER)(2)    (NUMBER)(2)    COMPENSATION($)(3)
------------------           --------   ---------   --------   ------------------   ------------   ------------   ------------------
Richard K. Herzer              2000     $620,000    $292,950        -- -- --          -- -- --        30,000           $ 15,722
  Chairman of the Board,       1999      580,000    354,000                                           40,000             17,094
  President and Chief          1998      541,250    396,000                                           40,000             20,337
  Executive Officer

Dennis M. Leifheit             2000      340,000    149,213         -- -- --          -- -- --        15,000             11,354
  Executive Vice President,    1999      318,750    162,500                                           20,000             10,799
  Operations, Chief            1998      293,782    168,000                                           20,000            193,248
  Operating Officer,
  Director

Anna G. Ulvan                  2000      232,249     71,449         -- -- --          -- -- --         7,500             11,354
  Vice President, Franchise    1999      217,000     77,350                                           10,000             11,380
                               1998      201,250     80,360                                           10,000             13,294

Richard C. Celio               2000      229,749     70,541         -- -- --          -- -- --         7,500             11,354
  Vice President,              1999      215,000     77,000                                           10,000             10,799
  Development                  1998      197,500     78,400                                           10,000             90,037

Mark D. Weisberger             2000      215,375     66,151         -- -- --          -- -- --         7,500            111,950
  Vice President, Legal        1999      203,500     72,100                                           10,000             68,261
  Secretary and General        1998      196,000     76,832                                           10,000            129,697
  Counsel

------------------------

(1) While each of the five named individuals received perquisites or other personal benefits in the years shown, in accordance with applicable regulations, the value of these benefits is not indicated because they did not exceed in the aggregate the lesser of $50,000 or 10% of the individual's salary and bonus in 2000.

(2) Share amounts have been restated to reflect the 2 for 1 stock split which was approved on April 29, 1999 by IHOP's Board of Directors, effective
    May 27, 1999, in the form of a stock dividend for shareholders of record at the close of business on May 13, 1999.

(3) Amounts include the value of shares contributed to the ESOP on behalf of the Named Executives as well as the value of forfeitures allocated to their accounts from employees who withdrew from the ESOP prior to vesting as follows for 2000: Mr. Herzer, $10,388; Mr. Leifheit, $10,388; Ms. Ulvan, $10,388; Mr. Celio, $10,388; and Mr. Weisberger, $10,388. It also includes the value of premiums for life insurance as follows for 2000; Mr. Herzer, $5,334; Mr. Leifheit, $966; Ms. Ulvan, $966; Mr. Celio, $966; and
    Mr. Weisberger, $630. The 2000 amount for Mr. Weisberger also includes proceeds from the exercise of stock options in the amount $100,932.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    The following table provides information with respect to the Named Executives concerning grants of stock options during the year ended December 31, 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS                                   POTENTIAL REALIZABLE
                                  ----------------------------------------                         VALUE AT ASSUMED
                                    NUMBER OF      PERCENT OF                                       ANNUAL RATES OF
                                   SECURITIES         TOTAL                                           STOCK PRICE
                                   UNDERLYING     OPTIONS/SARS    EXERCISE                         APPRECIATION FOR
                                  OPTIONS/SARS     GRANTED TO     OR BASE                             OPTION TERM
                                     GRANTED      EMPLOYEES IN     PRICE                         ---------------------
NAME                                 (#)(1)        FISCAL YEAR     ($/SH)     EXPIRATION DATE     5% ($)     10% ($)
----                              -------------   -------------   --------   -----------------   --------   ----------
Richard K. Herzer...............      30,000          13.3%        $14.94    February 22, 2010   $730,071   $1,162,515
Dennis M. Leifheit..............      15,000           6.6%        $14.94    February 22, 2010    365,035      581,258
Anna G. Ulvan...................       7,500           3.3%        $14.94    February 22, 2010    182,518      290,629
Richard C. Celio................       7,500           3.3%        $14.94    February 22, 2010    182,518      290,629
Mark D. Weisberger..............       7,500           3.3%        $14.94    February 22, 2010    182,518      290,629

------------------------

(1) One-third of the shares subject to options vested and became exercisable on February 22, 2001; an additional one-third of the shares subject to options vest and become exercisable on February 22, 2002; and the remaining shares subject to options vest and become exercisable on February 22, 2003.

(2) The potential realizable values illustrate values that might be realized upon exercise immediately prior to the expiration of the term of these options using 5% and 10% appreciation rates, as required by the Securities and Exchange Commission, compounded annually. These values do not, and are not intended to, forecast possible future appreciation, if any, of the Company's stock price. Additionally, these values do not take into consideration the provisions of the options providing for vesting over a period of years or termination of options following termination of employment.

    The following table provides information with respect to the Named Executives concerning: (a) the exercise of stock options during the year ended December 31, 2000, and (b) unexercised stock options held at December 31, 2000. There were no Stock Appreciation Rights outstanding at December 31, 2000. No stock options have been repriced, amended or replaced.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                                  NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED                   IN-THE-MONEY
                                                                     OPTIONS/SARS AT                     OPTIONS/SARS AT
                                                                     FISCAL YEAR-END                   FISCAL YEAR-END(1)
                            SHARES ACQUIRED      VALUE      ---------------------------------   ---------------------------------
NAME                        ON EXERCISE(#)    REALIZED(2)   EXERCISABLE(#)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
----                        ---------------   -----------   --------------   ----------------   --------------   ----------------
Richard K. Herzer.........           0                         499,999            70,001          $5,514,070         $290,965
Dennis M. Leifheit........           0                         139,999            35,001           1,092,404          145,483
Anna G. Ulvan.............           0                          69,999            17,501             504,940           72,743
Richard C. Celio..........           0                          40,655            17,501             308,418           72,743
Mark D. Weisberger........      15,000         $100,932         24,999            17,501             146,710           72,743

------------------------

(1) Represents the difference between the $21.69 closing price of the Company's stock at December 31, 2000 and the exercise price of the option, multiplied by the number of shares subject to option.

(2) Represents the difference between the closing price of the Company's stock on the exercise date and the option exercise price.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    As of December 31, 2000, the members of the Compensation Committee of the Board of Directors were Frank Edelstein (Chairman), Neven C. Hulsey, Caroline W. Nahas and Patrick W. Rose. None of the Company's executive officers or directors served on the board of directors of any entities whose directors or officers served on the Compensation Committee of the Board of Directors. No current or past executive officers of the Company serve on the Compensation Committee.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    The Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    THE COMPENSATION COMMITTEE. Executive compensation decisions are made by the four-member Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. The Compensation Committee administers the executive incentive plan, reviews compensation plans, programs and policies, monitors the performance and compensation of executive officers and other key employees and makes recommendations and reports to the Board of Directors. All executive compensation decisions made by the Compensation Committee are reviewed by the entire Board of Directors, except for decisions regarding awards under the IHOP Corp. 1991 Stock Incentive Plan, which are made solely by the Compensation Committee.

    COMPENSATION PHILOSOPHY. The Company's philosophy regarding compensation is based on several objectives, including: (i) linking executives' interests with those of the Company's shareholders; (ii) instilling an ownership culture throughout the Company and officer group; (iii) attracting and facilitating retention of high caliber executive talent; and (iv) paying for performance and rewarding executives for achievement of both annual and longer term Company financial and key operating goals. The Company maintains a compensation program designed to attract and retain highly-qualified executives and to motivate management. We seek to tie each executive's "at risk" compensation, to the extent feasible, directly to his or her contribution to the Company's success in achieving its performance objectives.

    The Company's executive compensation program consists of three main components: (1) base salary, (2) bonus, and (3) long-term incentives in the form of stock options or other stock-based awards. The bonus and long-term incentives constitute the "at risk" portion of the compensation program. The Named Executives' compensation for 2000 reflected the Compensation Committee's commitment to coordinating pay with Company and individual performance. In establishing specific compensation levels for Named Executives in 2000, the Compensation Committee considered information provided by compensation consultants, surveys of compensation programs offered by comparable companies, statistical information generated by the Company's Human Resources Department and evaluations of the individual performances of the Named Executives. In general, the Named Executives' total compensation was structured to fall in the range from the 50th to the 75th percentile, as indicated by the surveys of comparable companies.

    FEDERAL INCOME TAX CONSIDERATIONS The Compensation Committee has considered the impact of section 162(m) of the Code. This section disallows tax deductions for any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1 million in any taxable year, except for certain performance-based compensation which has been approved by shareholders. It is the intent of the Company and the Compensation Committee to qualify to the maximum extent possible its executives' compensation for deductibility under applicable tax laws, while recognizing that under certain circumstances, compensation for certain executives in excess of the 162(m) limit may be warranted. The Compensation Committee believes that the Company's compensation programs provide the necessary incentives and flexibility to promote the Company's performance-based compensation philosophy while being consistent with Company objectives.

    SALARIES. The general policy of the Compensation Committee is to establish executive base salaries that are (i) competitive and consistent with those provided to others holding similar positions in the restaurant and franchising industries, and (ii) consistent with each executive's actual and expected contributions to the Company's short-term and long-term success. The Board of Directors, acting on the Compensation Committee's recommendation, increased
Mr. Herzer's salary in 2000 by 6.7 percent. The increase reflected the Compensation Committee's and the Board of Directors' assessment of his performance in light of the Company's performance in the prior fiscal year, and, to a lesser extent, other factors including the performance of the Company's stock and consideration of competitive data in compensation surveys of comparable companies. His salary is also reflective of his long service with the Company and breadth of knowledge about the restaurant industry. Salary increases for the other senior executives effected during 2000 ranged from about
4.5 percent to about 7 percent, and were based on similar considerations including individual performance, position, tenure, experience and competitive data in compensation surveys of comparable companies.

    BONUS AWARDS. Pursuant to the IHOP Corp. Executive Incentive Plan (the "Incentive Plan"), Mr. Herzer and the Named Executives earned cash bonuses for 2000. Under the Incentive Plan, the amount of any bonus is targeted as a percentage of salary. The percentage of the targeted bonus actually earned is determined according to a formula that compares the Company's actual profit for any given fiscal year to the projected profit (before income taxes and contributions to the ESOP) in the Company's budget as approved by the Board of Directors at the beginning of the fiscal year. The Board of Directors' budget approval process considers short-term profits and the Company's long-term development and objectives, placing giving greater weight on those activities that will result in recurring success and lesser weight to extraordinary and non-recurring items. The formula for determining Mr. Herzer's bonus under the Incentive Plan is based solely on the Company's profit level. The formula for determining the amount of bonuses under the Incentive Plan to be paid to the Named Executives, other than Mr. Herzer, is based on the Company's profit level and the achievement of specific goals, which were established at the beginning of the fiscal year.

    LONG-TERM INCENTIVES. The Named Executives participate in the IHOP Corp. 1991 Stock Incentive Plan which, as indicated above, is aimed at promoting the acquisition and ownership of the Company's stock. Under the program, grants may be made of stock options or other long-term stock based incentives. In 2000, the Committee granted options to purchase 30,000 shares of the Company's common stock to Mr. Herzer and lesser amounts to the other Named Executives. In determining the amounts of the individual option awards, the Compensation Committee considered several factors including primarily the executive's actual and potential contributions to the Company's long-term success, the size of awards provided to others holding similar positions in the restaurant industry and, to a lesser extent, the amount of options or other long-term incentives currently held by the executive for whom an option grant or other long-term incentive award was being considered. Stock options have been granted to Mr. Herzer and the other Named Executives at the fair market value of the Company's stock on the date of grant as reflected in the Summary Compensation Table.

             THIS REPORT IS SUBMITTED BY THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    Frank Edelstein     Neven C. Hulsey     Caroline W. Nahas    Patrick W. Rose

    Chairman

                             AUDIT COMMITTEE REPORT

    The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    COMPOSITION AND INDEPENDENCE. The Audit Committee of the Board of Directors is composed of three independent directors, as defined by New York Stock Exchange rules. The members of the Audit Committee are Michael S. Gordon, Chairman, H. Frederick Christie and Larry Alan Kay.

    RESPONSIBILITIES. The responsibilities of the Audit Committee include, among other things, reviewing the services performed and to be performed by the Company's independent public accountants and the cost of such services, making recommendations regarding the engagement of independent public accountants, after consultation with management, and reviewing the quarterly and year-end financial statements of the Company. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

    REVIEW WITH MANAGEMENT AND INDEPENDENT ACCOUNTANTS. In connection with the December 31, 2000 financial statements, the audit committee met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent accountants.

    The Audit Committee discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, received the written disclosures and letter from the independent accountants required by Independence Standards Board Statement No. 1, and discussed with the independent accountants, PricewaterhouseCoopers LLP, the firm's independence.

    Based upon our review of the financial statements, our discussions with management and the independent accountants, and the report of the independent accountants to the Audit Committee, we recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                  THIS REPORT IS SUBMITTED BY THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

  Michael S. Gordon             H. Frederick Christie             Larry Alan Kay

  Chairman

    AUDIT AND RELATED FEES. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of the Company's annual and quarterly consolidated financial statements for the last fiscal year were $95,000 and $21,000, respectively.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; ALL OTHER FEES. There were no fees billed by PricewaterhouseCoopers LLP to the Company for financial information systems design and implementation. Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the last fiscal year were $32,882.

                        COMPANY STOCK PERFORMANCE GRAPH

    The following graph shows a comparison of the cumulative total return to shareholders for the Company, the S&P 500 Composite Index (the "S&P 500") and the Value-Line Restaurants Index (the "Restaurant Index") from December 31, 1995 through December 31, 2000. The graph assumes an initial investment in stock of $100 and subsequent reinvestment of any dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                  DECEMBER 31, 1995 THROUGH DECEMBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Comparison of Five-Year Cumulative Total Return*
IHOP Corp, Standard & Poors 500 And Value Line Restaurants Index (Performance Results Through 12/31/00)

                       1995    1996    1997    1998    1999    2000
IHOP Corp             100.00   90.87  125.00  153.61  128.37  166.83
Standard & Poors 500  100.00  123.25  164.21  210.85  253.61  227.89
Restaurants           100.00  109.02  127.08  182.09  219.86  211.71

Assumes $100 invested at the close of trading 12/95 in IHOP Corp common stock, Standard & Poors 500, and Restaurants. *Cumulative total return assumes reinvestment of dividends.
Source: Value Line, Inc. Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

Assumes $100 invested at the close of trading December 31, 1995 in IHOP Corp. common stock, the S&P 500, and the Restaurant Index.

* Cumulative total return assumes reinvestment of dividends.

                                               12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                                               --------   --------   --------   --------   --------   --------
IHOP Corp....................................  $100.00    $ 90.87    $125.00    $153.61    $128.37    $166.83
S&P 500 Index................................  $100.00    $123.25    $164.21    $210.85    $253.61    $227.89
Restaurant Index.............................  $100.00    $109.02    $127.08    $182.09    $219.86    $211.71

                              PROPOSAL TO APPROVE
                      IHOP CORP. 2001 STOCK INCENTIVE PLAN

    On March 1, 2001, the Board of Directors adopted the IHOP Corp. 2001 Stock Incentive Plan (the "2001 Plan"), subject to the approval of the shareholders. The purpose of the Plan is to enable the Company and its subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers and other key employees that are linked directly to increases in shareholder value and will therefore inure to the benefit of all shareholders of the Company. Approval of the shareholders requires the affirmative vote of holders of a majority of the Common Stock represented and entitled to vote at the Meeting. The full text of the 2001 Plan, as amended, is set forth as Appendix B to this Proxy Statement. The following summary is qualified in its entirety by reference to the text of the 2001 Plan, as amended. Capitalized terms used herein, but not otherwise defined, shall have the respective meanings set forth in the 2001 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2001 PLAN.

SUMMARY OF THE 2001 PLAN

    ADMINISTRATION. The 2001 Plan is administered by the Compensation Committee of the Board of Directors (the "Administrator").

    PERSONS ELIGIBLE UNDER THE 2001 PLAN. Officers, employees, consultants and advisors of the Company or its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the Company or its subsidiaries are eligible to participate under the 2001 Plan. Participants under the 2001 Plan are selected from time to time by the Administrator from among eligible recipients recommended by senior management of the Company. The total number of persons who may receive grants of options, restricted stock awards, deferred stock, or performance shares under the 2001 Plan is estimated by the Company to be approximately 100.

    COMMON STOCK SUBJECT TO THE 2001 PLAN. The maximum number of shares of Common Stock that may be issued pursuant to the plan is 1,200,000 shares.

    STOCK OPTIONS. The 2001 Plan permits the granting of incentive stock options ("ISOs") and nonqualified stock options ("NSOs"). The option exercise price for each share of Common Stock covered by any option shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. "Fair Market Value" of a share of Common Stock means either, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, the closing sale price of a share of Common Stock in the Western Edition of The Wall Street Journal on such date or the average of the closing price of the Common Stock on each day on which the Common Stock is traded over a period of up to 20 trading days immediately prior to such date, as determined by the Administrator.

    The term of each option is fixed by the Administrator. The Administrator determines the time or times at which each option may be exercised. Options will become exercisable one year following the date of grant unless the Administrator determines otherwise at or after grant. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator.

    The exercise price of options must be paid in full in cash or its equivalent, as determined by the Administrator, or, if the Administrator so determines, by the surrender of unrestricted Common Stock already owned by the optionee or, in the case of NSOs, shares of Restricted Stock or Performance Shares, each valued at the Fair Market Value of the Common Stock on the exercise date. In the case of an ISO, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If an option is exercised by delivery of shares of Restricted Stock or Performance Shares, the shares of

Common Stock acquired pursuant to the exercise of the Option will generally be subject to the same restrictions as were applicable to such Restricted Stock or Performance Shares, except that the Administrator may direct that such restrictions apply to only that number of shares equal to the number of shares surrendered upon the exercise of such option.

    To qualify as an ISO, an option must meet certain Federal income tax requirements which include limits on the value of ISOs which become exercisable annually to any optionee and a higher minimum option exercise price in the case of certain large shareholders.

    RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES. The Administrator may also award Restricted Stock, Deferred Stock or Performance Shares, subject to certain conditions set forth in the Plan and such other conditions and restrictions as the Administrator may determine, which may include the attainment of performance goals. Restricted Stock is Common Stock subject to restrictions that will lapse with the passage of time. Deferred Stock is the right to receive Common Stock at the end of a specified deferral period. Performance Shares are shares of Common Stock subject to restrictions based upon the attainment of performance objectives. Upon the award of any Restricted Stock or Performance Shares, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights, subject to the conditions and restrictions generally applicable to Restricted Stock or specifically set forth in the award agreement for the participant's Restricted Stock or Performance Shares. Upon an award of Deferred Stock, the participant will not have any rights of a shareholder, other than the right to receive dividends, during the specified deferral period.

    Recipients of Restricted Stock, Deferred Stock, or Performance Shares must enter into an award agreement with the Company, in such form as the Administrator determines, which states the restrictions to which the shares are subject and the date or dates on which such restrictions will lapse. The Administrator may permit such restrictions to lapse in installments within the restricted period or may accelerate or waive such restrictions at any time.

    Restricted Stock, Deferred Stock and Performance Shares are nontransferable and if a participant who holds any Restricted Stock, Deferred Stock or Performance Shares terminates employment or service prior to the lapse or waiver of the restrictions on transfer, all shares subject to the restrictions will be forfeited by the participant.

    ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, ETC. The Administrator is required to make appropriate adjustments in connection with outstanding grants or awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, the Administrator, in its discretion, may provide for substitution of, adjustments to, or acceleration (subject to the provisions described below under "Change of Control Provisions") of such grants or awards.

    AMENDMENT AND TERMINATION. The Board may amend, alter or discontinue the 2001 Plan at any time but no amendment, alteration or discontinuation may be made that would impair the rights of any participant under any award theretofore granted without such participant's consent. The Board may amend the 2001 Plan, but may not, without the prior approval of the shareholders, make any amendment which would in any way change the employees or class of employees eligible to participate in the 2001 Plan, extend the maximum option period, increase the total number of shares of Common Stock reserved for the purposes of the 2001 Plan, or decrease the price of any option to less than 100% of the Fair Market Value of a share of Common Stock on the date of the granting of the option. The Committee may amend the term of any award or option theretofore granted, retroactively or prospectively, but no such amendment may impair the rights of any participant without the participant's consent.

    CHANGE OF CONTROL PROVISIONS. The 2001 Plan provides that in the event of a Change of Control, unless otherwise determined by the Administrator at or after grant, but prior to such Change of Control, all options not previously exercisable and vested will become fully exercisable and vested. In addition, awards of Restricted Stock, Deferred Stock and Performance Shares will be deemed fully vested and all restrictions and conditions thereon will lapse. To the extent determined by the Administrator at or after grant, the cash value of all options, Restricted Stock, Deferred Stock and Performance Shares awarded will be paid based on the highest price paid (or offered) in any transaction related to a Change of Control or the highest price paid in any transaction reported on the exchange on which the Common Stock is traded, at any time during the preceding 60-day period. In the case of ISOs, however, such price will be based only on transactions reported for the date on which the Administrator decides to pay the cash value of such Options.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of certain Federal income tax consequences to Participants and the Company of granting Awards under the 2001 Plan and is based on current Federal income tax law, which is subject to change, possibly retroactively. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences. Participants are strongly urged to consult their own tax advisors regarding the Federal, state, local or other tax consequences of awards and other transactions under the 2001 Plan.

    NONSTATUTORY STOCK OPTIONS. In the case of an NSO, an employee will generally not be subject to tax upon the grant of such an option. Rather, at the time of exercise of such NSO (and in the case of an untimely exercise of an ISO), the employee will recognize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Company will generally be entitled to claim a tax deduction at such time and in the same amount that the employee recognizes ordinary income. Different rules may apply in the case of an employee who is an insider of the Company for purposes of Section 16(b) of the Securities Exchange Act of 1934.

    If shares acquired upon exercise of an NSO (or upon untimely exercise of an ISO) are later sold or exchanged, a participant will recognize capital gain or loss (assuming that such shares were held by the Participant as capital assets) in an amount equal to the difference between the amount realized and the fair market value of such shares on the date that ordinary income was recognized with respect thereto. See "Federal Income Tax Consequences--Capital Gain Tax Rates."

    INCENTIVE STOCK OPTIONS. In the case of ISOs, an employee will not recognize taxable income upon the grant of the ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if the employee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee). Exercise of an ISO will also be timely if made by the legal representative of an employee who dies (i) while in the employ of the Company or a subsidiary or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs. (See "Federal Income Tax Consequences--Nonstatutory Stock Options.")

    If stock acquired pursuant to a timely exercised ISO is later disposed of, the employee will, except as noted below, recognize long-term capital gain or loss (if the stock is a capital asset of the employee) equal to the difference between the amount realized upon such sale and the option price. See "Federal Income Tax Consequences--Capital Gain Tax Rates." The Company, under these circumstances, will not be entitled to claim any tax deduction for Federal income tax purposes in connection with either the exercise of the ISO or the sale of such stock by the employee.

    If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the employee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition"), any gain realized by the employee will generally be subject to tax at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the employee, as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of his ordinary income. See "Federal Income Tax Consequences--Capital Gain Tax Rates." In such case, the Company may claim a tax deduction for Federal tax purposes at the time of such disqualifying disposition for the amount taxable to the employee as ordinary income.

    The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

    RESTRICTED STOCK. A recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Stock at the time the stock becomes transferable or is no longer subject to forfeiture. Depending on their individual circumstances, corporate insiders subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 may not be subject to tax under the foregoing rule but may have the amount of income calculated (and recognized) based on the fair market value of the shares at a later date. A recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant, however, will have ordinary taxable income on the date of the grant equal to the excess of the fair market value of the shares of Restricted Stock, assuming the shares were unrestricted and could be sold immediately, over the purchase price, if any, of such Restricted Stock. If the shares of Common Stock subject to such election are forfeited, the recipient will only be entitled to claim a deduction, refund or loss for Federal income tax purposes equal to the purchase price, if any, of the forfeited shares (regardless of whether he made a Section 83 (b) election). With respect to the sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. If the recipient timely elects to be subject to tax as of the date of the grant, however, such recipient's holding period will commence on the date of the grant and such recipient's tax basis will be equal to the fair market value of the shares of Common Stock on the date of the grant, assuming the shares were then unrestricted and could be sold immediately. The Company generally will be entitled to claim a deduction equal to the amount that is taxable as ordinary compensation income to the recipient.

    PERFORMANCE SHARES. A holder of Performance Shares will be subject to tax in the same manner as that of a holder of Restricted Stock.

    DIVIDENDS. Dividends paid on shares of Common Stock acquired pursuant to the exercise of options will be subject to tax at ordinary income rates and the Company will not be entitled to a deduction with respect to such dividends. Dividends paid on shares of Common Stock which are Restricted Stock or Deferred Stock generally will be treated as compensation rather than as a dividend and, when and to the extent includible in a participant's income under the 2001 Plan, will be subject to tax at ordinary income rates. The Company generally will be entitled to a deduction for dividends on the Restricted Stock or Deferred Stock which are treated as compensation. If a participant, however, has elected immediate recognition of income under Section 83 (b) of the Code with respect to Restricted Stock (or if the restrictions on such shares have lapsed), dividends on such Restricted Stock will be treated in the same manner as dividends paid on shares of Common Stock acquired pursuant to the exercise of options.

    PAYMENTS IN RESPECT OF CHANGE OF CONTROL. The 2001 Plan provides for acceleration or payment of awards and related shares in the event of a "Change of Control" as defined in the 2001 Plan. Such acceleration or payment may cause the consideration involved to be treated in whole or in part as a "parachute payment" under Section 28OG of the Code. If such acceleration or payment results in an "excess parachute payment," as defined in Section 280G, such excess parachute payment would subject the recipient thereof to a nondeductible 20% excise tax on the amount of such excess parachute payment. In addition, the employer of the recipient would not be permitted to claim a Federal income tax deduction with respect to such excess parachute payment.

    CAPITAL GAINS TAX RATES. Any net capital gains (i.e., generally, capital gains in excess of capital loss) recognized by an individual upon a disposition of shares that have been held for more than 18 months will generally be subject to tax at a rate not to exceed 20%. Net capital gain recognized by an individual upon such a disposition of shares that have been held for more than 12 months but for not more than 18 months will be subject to tax at a rate not to exceed 28% and net capital gain recognized upon the disposition of shares that have been held for 12 months or less will be subject to tax at ordinary income tax rates.

    Section 162(m) Considerations. Although it is the intent of the Company and the Compensation Committee to qualify, to the maximum extent possible, compensation paid to Company executives as deductible compensation under the Code, any compensation paid to such executives will be subject to the limitations imposed pursuant to section 162(m)of the Code.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    See Compensation Committee Interlocks and Insider Participation.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Company's independent public accountants for the 2000 fiscal year were PricewaterhouseCoopers, LLP, and the Board of Directors has unanimously selected PricewaterhouseCoopers, LLP, as the Company's independent public accountants for the 2001 fiscal year. PricewaterhouseCoopers, LLP, or its predecessor Coopers & Lybrand, L.L.P. has been the Company's public accountant for each of the last
18 years. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Unless otherwise indicated thereon, the persons named in the Proxy will vote all proxies in favor of ratifying the selection of PricewaterhouseCoopers, LLP, as the Company's independent public accountants. If shareholders do not ratify the reappointment of PricewaterhouseCoopers, LLP, the selection of independent public accountants will be reconsidered by the Board of Directors.

                           PROPOSALS OF SHAREHOLDERS

    No other proposals of shareholders were received by the Company for presentation at the 2001 Annual Meeting of Shareholders. The Board of Directors will make provision for presentation of proposals of shareholders at the 2002 Annual Meeting of Shareholders provided such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission. In order for any such proposals to be included in the proxy materials for consideration at the 2002 Annual Meeting of Shareholders, the proposal should be mailed to Mark D. Weisberger, Secretary, IHOP Corp., 450 North Brand Boulevard, Glendale, California 91203, and must be received no later than December 11, 2001. Shareholders who intend to present a proposal at the 2001 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no earlier than February 11, 2001 nor later than March 12, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 and the Securities and Exchange Commission's regulations thereunder require the Company's officers and directors, and persons who own more than 10% of the outstanding Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange and to furnish the Company with copies of all such forms they file.

    Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons, the Company believes that, during the period from January 1, 2000, through December 31, 2000, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with in a timely manner.

                                 OTHER BUSINESS

    The management of the Company is not aware of any other matters to be brought before the Meeting. However, if any other matters are properly brought before the Meeting, the persons named in the enclosed form of Proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

    UPON THE WRITTEN REQUEST OF ANY RECORDHOLDER OR BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE MEETING, THE COMPANY, WITHOUT CHARGE, WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, THAT WAS FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION. REQUESTS SHOULD BE MAILED TO SECRETARY, IHOP CORP., 450 NORTH BRAND BOULEVARD, GLENDALE, CALIFORNIA 91203.

                                          By Order of the Board of Directors,

                                          Mark D. Weisberger

                                          Secretary

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

              The date of this Proxy Statement is April 10, 2001.

                                   APPENDIX A
                                 CHARTER OF THE
                             AUDIT COMMITTEE OF THE
                             BOARD OF DIRECTORS OF
                                   IHOP CORP.

I. PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by IHOP Corp. (the "Corporation") to any governmental body or the public; the Corporation's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

    Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

    Review and appraise the audit efforts of the Corporation's independent accountants.

    Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

    The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter

II. COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

    The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate the Chair by majority vote of the full Committee membership

III. MEETINGS

    The committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the independent accountants and management quarterly to review the Corporation's financial statements and reports consistent with Section IV. 4. below.

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review any regular internal financial or accounting reports to management and management's response thereto.

4. Review with financial management and the independent accountants the Forms 10-K and 10-Q prior to their being filed or prior to the release of earnings.

INDEPENDENT ACCOUNTANTS

5. Ensure that the independent accountants are ultimately accountable to the Board of Directors and Audit Committee. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants and to nominate the independent accountants to be proposed for shareholder approval in any proxy statement.

6. Ensure that the independent accountant submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Corporation. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountant with respect to any disclosed relationships or services that may impact on the objectivity and independence of the independent accountant and for recommending that the Board of Directors take appropriate action in response to the Independent accountant's report to satisfy itself of the independent accountants' independence.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESSES

8. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

PROCESS IMPROVEMENT

11. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in the preparation of the financial statements and the view of management and the independent accountants, respectively, as to the appropriateness of such judgments.

12. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants in connection with preparation of the financial statements.

14. Review with the independent accountants and management the extent to which changes or improvements in financial accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

ETHICAL AND LEGAL COMPLIANCE

15. Establish, review and update periodically a Code of Business Ethics and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the organization's Code of Business Ethics, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

17. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

18. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the organization's financial statements.

19. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing Law, that the Committee or the Board deems necessary or appropriate.

                                   APPENDIX B
                                   IHOP CORP.
                           2001 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

    The name of this plan is the 2001 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board (defined below) on March 1, 2001 subject to the approval of IHOP Corp. (the "Company") stockholders, which stockholder approval
was obtained on [            ]. The purpose of the Plan is to enable the Company
and its Subsidiaries (defined below) to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers and other key employees that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

    For purposes of the Plan, the following terms shall be defined as set forth below:

        (1) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 below.

        (2) "Board" means the Board of Directors of the Company.

        (3) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        (4) "Committee" means the Compensation Committee of the Board plus such additional individuals as the Board shall designate in order to meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Exchange Act or any other Committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of members who meet the qualifications referred to in Rule 16b-3 and Section 162(m) of the Code. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

        (5) "Company" means IHOP Corp., a corporation organized under the laws of the State of Delaware (or any successor corporation).

        (6) "Deferred Stock" means the right to receive Stock at the end of a specified deferral period granted pursuant to Section 6 below.

        (7) "Disability" means permanent and total disability as determined under the Company's disability program or policy.

        (8) "Disinterested Person" shall have the meaning set forth in Rule 16b-3, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission.

        (9) "Effective Date" shall mean the date provided pursuant to
    Section 11.

        (10) "Eligible Recipient" means an employee, officer, consultant or advisor of the Company or any Subsidiary eligible to participate in the Plan pursuant to Section 4.

        (11) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        (12) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of a share of Stock on such date as reported in the Western Edition of the Wall Street Journal, (B) the average on such date of the closing price of a share of

    Stock on each day on which the Stock is traded over a period of up to twenty trading days immediately prior to such date, or (C) the fair market value of a share of Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

        (13) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        (14) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such Stock Option is granted) that it will not be treated as an Incentive Stock Option.

        (15) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

        (16) "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Restricted Stock awards, Deferred Stock, Performance Shares or any combination of the foregoing.

        (17) "Performance Shares" means an award of shares of Stock that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Section 6 below.

        (18) "Restricted Stock" means an award of shares of Stock subject to certain restrictions granted pursuant to Section 6 below.

        (19) "Retirement" means (i) a termination of employment with the Company and its Subsidiaries with combined age and years of service with the Company or its subsidiaries equal to or greater than 70 or (ii) otherwise with the written consent of the Administrator in its sole discretion. The decision of the Administrator shall be final and conclusive.

        (20) "Stock" means the common stock, par value $0.01 per share, of the Company.

        (21) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 5 below.

        (22) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

    The Plan shall be administered in accordance with the requirements of
Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the
Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act
("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

    Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Recipients pursuant to the terms of the Plan:
(a) Stock Options, (b) awards of Restricted Stock, Deferred Stock or Performance Shares or (c) any combination of the foregoing.

    In particular, the Administrator shall have the authority:

        (a) to select those Eligible Recipients who shall be Participants;

        (b) to determine whether and to what extent Stock Options, awards of Restricted Stock, Deferred Stock or Performance Shares or a combination of any of the foregoing, are to be granted hereunder to Participants;

        (c) to determine the number of shares of Stock to be covered by each such award granted hereunder;

        (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each award granted hereunder (including, but not limited to, (x) the restrictions applicable to awards of Restricted Stock or Deferred Stock and the conditions under which restrictions applicable to such awards of Restricted Stock or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to awards of Performance Shares);

        (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Stock Options, awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing granted hereunder; and

    The Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

    All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, any Subsidiaries and the Participants.

SECTION 3. STOCK SUBJECT TO PLAN.

    The total number of shares of Stock reserved and available for issuance under the Plan shall be 1,200,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of shares of Stock as to which Stock Options, and awards of Restricted Stock, Deferred Stock and Performance Shares may be granted to any Participant during any calendar year may not, subject to adjustment as provided in this
Section 3, exceed 25% of the shares of Stock reserved for the purposes of the Plan in accordance with the provisions of this Section 3.

    Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any award of Restricted Stock, Deferred Stock or Performance Shares granted hereunder are forfeited, such shares of Stock shall again be available for issuance in connection with future awards granted under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares of Stock are returned to the Company in satisfaction of such indebtedness, such shares of Stock shall again be available for issuance in connection with future awards granted under the Plan.

    In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares of Stock reserved for issuance under the Plan, (ii) the kind, number and option price of shares of Stock subject to outstanding Stock Options granted under the Plan, and (iii) the kind, number and purchase price of shares of Stock issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares granted under the Plan, as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. In connection with any event described in this paragraph, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4. ELIGIBILITY.

    Officers, employees, consultants and advisors of the Company or Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries shall be eligible to be granted Stock Options, awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each such award.

SECTION 5. STOCK OPTIONS.

    Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each Participant. Participants who are granted Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the Stock Option, the term of the Stock Option and provisions regarding exercisability of the Stock Option granted thereunder.

    The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

    The Administrator shall have the authority to grant to any officer or employee of the Company or any Subsidiary (including directors who are also employees of the Company) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. Consultants or advisors to the Company may only be granted Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Participant and be outstanding concurrently hereunder.

    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

    (1) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator, in its sole discretion, at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on such date. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required at the time of grant by the Code shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

    (2) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

    (3) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant; provided, however that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option. If the

Administrator provides, in its discretion, that any Stock Option is exercisable only in installments, the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion, including but not limited to, in connection with any Change of Control (as defined in Section 9 below).

    (4) METHOD OF EXERCISE. Subject to paragraph (3) of this Section 5, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Stock already owned by the Participant which, (x) in the case of unrestricted Stock acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (y) has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised, or (iii) in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant. If payment of the option price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares of Stock received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock award or Performance Shares award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares of Stock equal to the number of shares surrendered upon the exercise of such Stock Option. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the shares of Stock subject to the Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (2) of Section 10 below.

    The Administrator may require the surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Consistent with the provisions of Section 162(m), to the extent applicable, upon their surrender, Stock Options shall be canceled and the shares of Stock previously subject to such canceled Stock Options shall again be available for future grants of Stock Options and other awards hereunder.

    (5) NON-TRANSFERABILITY OF OPTIONS. Except under the laws of descent and distribution or pursuant to a "qualified domestic relations order," as such term is defined in Section 414(p) of the Code, the Participant shall not be permitted to sell, transfer, pledge or assign any Stock Option, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant or in accordance with the terms of a qualified domestic relations order; provided, however, that the Participant shall be permitted to transfer one or more Non-Qualified Stock Options to a trust controlled by the Participant during the Participant's lifetime for estate planning purposes.

    (6) TERMINATION BY DEATH. If a Participant's employment with or service to the Company or any Subsidiary terminates by reason of his or her death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of twelve
(12) months (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

    (7) TERMINATION BY REASON OF DISABILITY. If a Participant's employment or service with the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at or after the time of grant), for a period of twelve (12) months (or such shorter period as the Administrator shall specify at grant) from the date of such termination of employment or service or until the expiration of the stated term of such Stock Option, whichever period is shorter, provided, how ever, that, if the Participant dies within such twelve-month period (or such shorter period as the Administrator shall specify at grant) and prior to the expiration of the stated term of such Stock Option, any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months (or such shorter period as the Administrator shall specify at grant) from the time of death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment or service by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (8) TERMINATION BY REASON OF RETIREMENT. If a Participant's employment or service with the Company or any Subsidiary terminates by reason of Retirement, any Stock Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at or after the time of grant), for a period of twelve (12) months (or such shorter period as the Administrator shall specify at grant) from the date of Retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter.

    (9) OTHER TERMINATION. Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if a Participant's employment or service with the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option may be exercised until the earlier to occur of (A) three months from the date of such termination or
(B) the expiration of such Stock Option's stated term.

    (10) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company, its Parent and any Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

SECTION 6. RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

    Awards of Restricted Stock, Deferred Stock or Performance Shares may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, awards of Restricted Stock, Deferred Stock or Performance Shares shall be made; the number of shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock, Deferred Stock or Performance Shares; the Restricted Period (as defined in paragraph (2) of this Section 6) applicable to awards of Restricted Stock or Deferred Stock; the performance objectives applicable to awards of Deferred Stock or Performance Shares; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the awards of Restricted Stock, Deferred Stock and Performance Shares. Subject to the requirements of Section 162(m) of the Code, as applicable, the Administrator may also condition the grant of the award of Restricted Stock, Deferred Stock or

Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of the awards of Restricted Stock, Deferred Stock or Performance Shares need not be the same with respect to each Participant.

    (1) AWARDS AND CERTIFICATES. The prospective recipient of awards of Restricted Stock, Deferred Stock or Performance Shares shall not have any rights with respect to any such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Shares Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 6(2), (i) each Participant who is granted an award of Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such award, substantially in the following form:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the IHOP Corp. 2001 Stock incentive Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and IHOP Corp. Copies of such Plan and Agreement are on file in the offices of IHOP Corp."

    The Company shall require that the stock certificates evidencing such shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock or Performance Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

    With respect to awards of Deferred Stock, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

    (2) RESTRICTIONS AND CONDITIONS. The awards of Restricted Stock, Deferred Stock and Performance Shares granted pursuant to this Section 6 shall be subject to the following restrictions and conditions:

        (a) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing any such award, during such period as may be set by the Administrator commencing on the date of grant (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Deferred Stock or Performance Shares awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service as a consultant or advisor to the Company or any Parent or Subsidiary, the Participant's death or Disability or the occurrence of a "Change in Control" as defined in
    Section 9 below.

        (b) Except as provided in paragraph (3)(a) of this Section 6, the Participant shall generally have, with respect to Restricted Stock or Performance Shares, all of the rights of a stockholder of the Company during the Restricted Period, including the right to vote the shares, and the right to receive any dividends thereon. With respect to Stock subject to awards of Deferred Stock, the Participant shall generally not have the rights of a stockholder of the Company during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares of Stock covered by Deferred Stock shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted

    Period shall expire without forfeiture in respect of such awards of Restricted Stock, Deferred Stock or Performance Shares except as the Administrator, in its sole discretion, shall otherwise determine.

        (c) Subject to the provisions of the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing any such award and this Section 6, upon termination of employment or service for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock or Performance Shares, plus simple interest at 8% per year.

SECTION 7.  AMENDMENT AND TERMINATION.

    The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that, without the approval of the stockholders (as described below), would:

        (1) except as provided in Section 3 of the Plan, increase the total number of shares of Stock reserved for issuance under the Plan;

        (2) except as provided in this Plan, decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the grant of the option;

        (3) change the employees or class of officers, employees, consultants and advisors eligible to participate in the Plan; or

        (4) extend the maximum option period under paragraph (2) of Section 5 of the Plan.

    Notwithstanding the foregoing, stockholder approval under this Section 7 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) of the Code, Rule 16b-3, as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or other applicable law, rule or regulation with respect to any material amendment to any employee benefit plan of the Company.

    The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any Participant without his or her consent.

SECTION 8. UNFUNDED STATUS OF PLAN.

    The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 9. CHANGE OF CONTROL.

    The following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in paragraph (2) of this Section 9:

        (1) In the event of a "Change of Control," unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control:

           (a) any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

           (b) the restrictions applicable to any Restricted Stock, Deferred Stock or Performance Share awards under the Plan shall lapse, and such shares and awards shall be deemed fully vested; and

           (c) the value of all outstanding Stock Options, Restricted Stock, Deferred Stock and Performance Share awards shall, to the extent determined by the Administrator at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in paragraph (c) of this Section 9) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

        (2) For purposes of paragraph (1) of this Section 9, a "Change of Control" shall be deemed to have occurred if:

           (a) any "person," as such term is used in Sections 13(d) and 14(d) of the "Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

           (b) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or
       (d) of this Section 9(2)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

           (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

           (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

        (3) For purposes of this Section 9, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

SECTION 10. GENERAL PROVISIONS.

    (1) Shares of Stock shall not be issued pursuant to the exercise of any award granted hereunder unless the exercise of such award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed.

    (2) The Administrator may require each person acquiring shares of Stock hereunder to represent to and agree with the Company in writing that such person is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

    All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

    (3) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

    (4) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

    (5) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 11. STOCKHOLDER APPROVAL; EFFECTIVE DATE OF PLAN.

    The Plan became effective (the "Effective Date") on [            ], the date
the Company's stockholders formally approved the Plan.

SECTION 12. TERM OF PLAN.

    No Stock Option, or awards of Restricted Stock, Deferred Stock or Performance Shares shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

P
R
O
X
Y

                                 IHOP CORP.
             450 NORTH BRAND BOULEVARD o GLENDALE, CALIFORNIA 91203

THIS PROXY/VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Richard K. Herzer, Larry Alan Kay and Dennis M. Leifheit as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of IHOP Corp. held of record by the undersigned at the close of business on March 23, 2001, at the Annual Meeting of Shareholders to be held on May 15, 2001, or any adjournment thereof.

         THIS PROXY/VOTING INSTRUCTION WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE AND FOR PROPOSALS 2 AND 3. IF YOU HAVE A BENEFICIAL INTEREST IN SHARES HELD BY WELLS FARGO BANK, N.A., AS TRUSTEE ("TRUSTEE") OF THE INTERNATIONAL HOUSE OF PANCAKES EMPLOYEE STOCK OWNERSHIP PLAN (THE "ESOP") THEN THIS CARD ALSO CONSTITUTES YOUR VOTING INSTRUCTIONS TO THE TRUSTEE OF THE ESOP AND IF YOU DO NOT SIGN AND RETURN THIS CARD, SUCH SHARES WILL BE VOTED BY THE TRUSTEE IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH THE TRUSTEE RECEIVES VALID VOTING INSTRUCTIONS.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENTS/ADDRESS CHANGE ON REVERSE SIDE

                                  (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                            ^ FOLD AND DETACH HERE ^

                                                              Please mark
                                                            your votes as
                                                             indicated in
                                                        this example  |X|


1. ELECTION OF DIRECTORS

FOR all nominees listed
(except as marked to the contrary)    |_|

WITHHOLD AUTHORITY to vote
for all nominees listed               |_|

Nominees: Frank Edelstein, Nevin C. Hulsey, Caroline W. Nahas

INSTRUCTION: To withhold authority to vote for any individual nominee, (indicate that nomi-nee's name below):

                                                     FOR   AGAINST  ABSTAIN
2. PROPOSAL TO APPROVE AND RATIFY THE ADOPTION
OF THE IHOP CORP. 2001 STOCK INCENTIVE PLAN.         |_|     |_|      |_|

3. PROPOSAL TO APPROVE AND RATIFY THE APPOINTMENT
OF PRICEWATERHOUSECOOPERS LLP as the
independent accountants of the Company.              |_|     |_|      |_|

4. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

------------------------------------------------------

I PLAN TO ATTEND MEETING           |_|

COMMENTS/ADDRESS CHANGE
Please mark this box if you have
written comments/address change
on the reverse side.               |_|


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


SIGNATURE OR SIGNATURES, IF HELD JOINTLY                  DATED           , 2001
                                         ----------------       ---------
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE
                            ^ FOLD AND DETACH HERE ^